REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 26, 2025 (the “Execution Date”), is entered into by and between JAGUAR HEALTH, INC., a Delaware corporation (the “Company”), and the persons/entities set forth under the heading “Buyer” on the signature page hereto (together with its permitted assigns, each a “Buyer”, and together the “Buyers”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in that certain Securities Purchase Agreement by and between the parties hereto, dated as of the Execution Date (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS, the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to the Buyers a 6% convertible promissory note of the Company in the aggregate principal amount of US$[3,448,009] (the “Note”) and a Common Stock Purchase Warrant (the “Warrant”) to acquire shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Warrant (the “Warrant Shares”) to induce the Buyers to enter into the Purchase Agreement, and in connection therewith, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.
DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.
“Investor” means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement, and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement.
b.
“Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.
c.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration

Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
d.
“Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements and/or prospectus supplements of the Company in compliance with the Securities Act and/or pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).
e.
“Registrable Securities” means, as of any date of determination, all of (i) the Warrant Shares which have been, or which may, from time to time be issued, including without limitation any and all shares of capital stock issued or issuable under the Warrant (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (ii) the shares of Common Stock issuable upon conversion of the Note in accordance with its terms (the “Conversion Shares”) which have been, or which may, from time to time be issued, including without limitation any and all shares of capital stock issued or issuable under the Note (assuming on such date the Notes are converted in full without regard to any conversion limitations therein), (iii) shares of Common Stock issued to the Investors as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, and (iv) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the Notes or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Notes or limitations on exercise set forth in the Warrants); provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by an Investor in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Investors (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.
f.
“Registration Statement” means (i) one or more registration statements on Form S-3 or Form S-1 of the Company or (ii) one or more prospectus supplements to an effective registration statement on Form S-3, which such prospectus supplements are eligible to register the Registrable Securities under the Securities Act, each covering only the sale of the Registrable Securities.
2.
REGISTRATION.
a.
Mandatory Registration. The Company shall file with the SEC, no later than April 15, 2025 (the “Filing Date”), an initial Registration Statement covering the maximum number of Registrable Securities as shall be permitted to be included thereon (in such amounts as to the specific Registrable Securities included therein as identified by such Investor and its legal counsel) in accordance with applicable SEC rules, regulations and interpretations so as to permit the sale and/or resale of such Registrable Securities by the Investors, including but not limited to under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), as mutually determined by both the Company and the Investors in consultation with their respective legal counsel (the “Initial Registration Statement”). The Initial Registration Statement shall register only the Registrable Securities. The Company shall use its reasonable best efforts to have the Initial Registration Statement and any amendment thereto declared effective by the date that is three (3) days after the Company receives notification (orally or in writing) from the SEC that the Initial Registration Statement will not be reviewed or will not be subject to further review by the SEC (the “Registration Deadline”). If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Investors the opportunity to review and comment on the same as required by Section 3(b) herein or the Company subsequently withdraws the filing of the Registration Statement, the Company shall be deemed to have not satisfied this clause (i) as of the Filing Date), or (ii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the SEC by the Registration Deadline of the Initial Registration Statement (provided that, if the Registration Statement does not allow for the resale of Registrable Securities at prevailing market prices (i.e., only allows for fixed price sales), the Company shall have been deemed to have not satisfied this clause) or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Investors are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such ten (10) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Investors may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the aggregate Subscription Amount paid by such Investor pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to such Investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.
b.
Rule 424 Prospectus. In addition to the Initial Registration Statement, the Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, such prospectuses and prospectus supplements, to be used in connection with sales of the Registrable Securities under each Registration Statement. Each Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectuses prior to its filing with the SEC, and the Company shall give due consideration to all such comments. Each Investor shall use its reasonable best efforts to comment upon any prospectus within two (2) business days from the date such Investor receives the final pre-filing version of such prospectus.
c.
Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Initial Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2(f) as soon as practicable, but in any event not later than ten (10) business days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act, and subject to the provisions of Section 2(a) with respect to the payment of liquidated damages. The Company shall use its reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.
d.
Piggyback Registration. In the event that any of the Registrable Securities have not been included in the Initial Registration Statement or a New Registration Statement, and the Company initially files any other registration statement under the Securities

Act (other than on Form S-4, Form S-8, or with respect to other employee related plans or rights offerings) (an “Other Registration Statement”) after April 15, 2025, then the Company shall include in such Other Registration Statement such Registrable Securities that have not been previously Registered (subject to reduction in the amount of the number of such Registrable Securities as may be required by law or by any applicable underwriters or placement agents or similar requirements pro rata based upon the number of shares to be registered).
e.
Effectiveness. Each Investor and its counsel shall have a reasonable opportunity to review and comment upon any Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all reasonable comments. Each Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use reasonable best efforts to keep all Registration Statements effective, including but not limited to pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144 promulgated under the Securities Act without any restrictions (including any restrictions under Rule 144(c) or Rule 144(i)) and (ii) the date on which the Investors shall have sold all the Registrable Securities covered thereby (the “Registration Period”). Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
f.
Offering. If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become or remain effective and be used for resales by the Investors under Rule 415 at then-prevailing market prices (and not fixed prices) by comment letter or otherwise, or if after the filing of the Initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Initial Registration Statement (with the prior consent, which shall not be unreasonably withheld, of each Investor and its legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(c) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Investors. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Investors’ obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(f), and subject to the provisions of Section 2(a) with respect to the payment of liquidated damages.
3.
RELATED OBLIGATIONS.

With respect to a Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on any Other Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.
The Company shall prepare and file with the SEC such amendments (including post-effective amendments on Form S-3 or S-1) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any Other Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any Other Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.
b.
The Company shall permit each Investor to review and comment upon each Registration Statement or any Other Registration Statement and all amendments and supplements thereto at least two (2) business days prior to their filing with the SEC, and not file any document in a form to which an Investor reasonably objects. Each Investor shall use its reasonable best efforts to comment upon the Registration Statement or any Other Registration Statement and any amendments or supplements thereto within two (2) business days from the date such Investor receives the final version thereof. The Company shall furnish to each Investor, without charge, and within one (1) business day, any comments and/or any other correspondence from the SEC or the Staff to the Company or its representatives relating to the Registration Statement or any Other Registration Statement. The Company shall respond to the SEC or the Staff, as applicable, regarding the resolution of any such comments and/or correspondence as promptly as practicable and in any event within two weeks upon receipt thereof.
c.
Upon request of an Investor, the Company shall furnish to such Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor. For the avoidance of doubt, any filing available to an Investor via the SEC’s live EDGAR system shall be deemed “furnished to such Investor” hereunder.
d.
The Company shall use reasonable best efforts to maintain the registration of its Common Stock under Section 12(b) of the Securities Act. If at any time, the Company’s common stock shall no longer remain registered under Section 12(b) of the Securities Act, and the Company has or is required to file a Registration Statement hereunder, the Company shall provide contemporaneously with (and in no case before) the filing of a Form 25 with the SEC, notice to the Investors. In such case, the Company shall (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of the state of each Investor’s residence (or, in the case of a partnership or a corporation, such Investor’s principal place of business) and such other jurisdictions in the United States as such Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to any such registrations and qualifications (including all Registration Statements) as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify any Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
e.
As promptly as practicable after becoming aware of such event or facts, the Company shall notify each Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to such Investor by email or facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.
f.
The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose. In addition if the Company shall receive any comment letter from the SEC relating to any registration statement under which Registrable Securities are Registered, Company shall notify each Investor of the issuance of such order and use its reasonable best efforts to address such comments in a manner satisfactory to the SEC.
g.
The Company shall cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.
h.
The Company shall cooperate with each Investor to facilitate the timely preparation and delivery of DWAC Shares representing the Registrable Securities to be offered pursuant to any registration statement. “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to such Investor’s or its designee’s specified DWAC account with The Depository Trust Company (“DTC”) under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.
i.
The Company shall at all times maintain the services of its Transfer Agent and registrar with respect to its Common Stock.
j.
If reasonably requested by an Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as such Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the

Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.
k.
The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.
l.
Within one (1) business day after any registration statement which includes Registrable Securities is ordered effective by the SEC, or any prospectus supplement including Registrable Securities is filed with the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the Transfer Agent for such Registrable Securities (with copies to each Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A. Thereafter, if requested by an Investor at any time, the Company shall require its counsel to deliver to such Investor a written confirmation whether or not (i) the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order), (ii) any comment letter has been issued by the SEC and (iii) whether or not the registration statement is current and available to such Investor for sale of all of the Registrable Securities.
m.
The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to any registration statement.
n.
If during the Registration Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement or Other Registration Statement, then the Company shall file as soon as reasonably practicable, an additional Registration Statement covering the resale by the Investors of not less than the number of such Registrable Securities.
4.
OBLIGATIONS OF THE INVESTORS.
a.
The Company shall notify each Investor in writing of the information the Company reasonably requires from such Investor in connection with any registration statement hereunder. Such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Notwithstanding the foregoing, the Registration Statement shall contain the “Plan of Distribution” and, if applicable the “Selling Stockholder” section, each in substantially the form provided to the Company by the Investors.

b.
Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until withdrawal of a stop order contemplated by Section 3(f) or such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e). Notwithstanding anything to the contrary, the Company shall cause its Transfer Agent to promptly issue DWAC Shares in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to such Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which such Investor has not yet settled.
5.
EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.
INDEMNIFICATION.
a.
To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, each Person, if any, who controls or is under common control with such Investor, the members, the directors, officers, partners, employees, agents, representatives of such Investor and each Person, if any, who is an “affiliate” of such Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any Other Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the

Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or any Other Registration Statement, (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about such Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of a Registration Statement, any Other Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of such Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Investors pursuant to Section 9.
b.
To the fullest extent permitted by law, each Investor will, and hereby does, severally and not jointly, indemnify, hold harmless and defend the Company, each Person, if any, who controls or is under common control with the Company, the directors, officers, employees, agents, representatives of the Company, and each Person, if any, who is an “affiliate” of the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any Claims and Indemnified Damages to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon a Violation which occurs in reliance upon and in conformity with information about such Investor furnished in writing to the Company by such Investor expressly for use in connection with the preparation of a Registration Statement, any Other Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Investors pursuant to Section 9.
c.
Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 6, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel selected by the Company which is reasonably satisfactory to the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Indemnified Person shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, Claim or proceeding effectuated without its written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 6, except to the extent that the Company is prejudiced in its ability to defend such action.
d.
The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.
The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Person, and (ii) any liabilities the Company may be subject to pursuant to the law.
7.
CONTRIBUTION.

To the extent any indemnification is prohibited or limited by law, the parties agree to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.
REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit an Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a.
make and keep “current public information” available, as such term is understood and defined in Rule 144;
b.
file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
c.
furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit such Investor to sell such securities pursuant to Rule 144 without registration; and
d.
take such additional action as is requested by such Investor to enable such Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be requested from time to time by such Investor at the Company’s expense and otherwise fully cooperate with such Investor and such Investor’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that each Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9.
ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Buyer, or any Investor as assignee pursuant to this Section 9. Each Investor may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 10(g) of the Purchase Agreement.

10.
AMENDMENT OF REGISTRATION RIGHTS.

The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security), provided that, if any amendment, modification or waiver disproportionately and adversely impacts an Investor (or group of Investors), the consent of such disproportionately impacted Investor (or group of Investors) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Investor shall be reduced pro rata among all Investors and each Investor shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of an Investor or some Investors and that does not directly or indirectly affect the rights of other Investors may be given only by such Investor or Investors of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 10. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.
SUSPENSION OF REGISTRATION RIGHTS.
a.
Suspension Notices.

(i) Notwithstanding anything to the contrary herein, if the Company shall at any time furnish to each Investor a certificate signed by any of its authorized officers (a “Suspension Notice”) stating that:

(A) the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Company’s Board of Directors, after consultation with its outside counsel, materially and adversely affect the Company or the prospects for consummation of such material transaction; or

(B) the Company’s Board of Directors has made the good faith determination after consultation with counsel that (x) use or continued use of any proposed or effective Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, premature disclosure in such Registration Statement (or the prospectus relating thereto) of material, non-public information, (y) such premature disclosure would not be in the best interest of the Company and (z) it is therefore necessary to defer the filing or to suspend the use of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, the right of such Investor to use any Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period or periods (a “Black Out Period”) of not more than sixty (60) days in the aggregate in any 360 consecutive-day period, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(a). Such Investor agrees to keep confidential and not disclose the existence and contents of a Suspension Notice.

(ii) Notwithstanding anything to the contrary in this Section 11(a), the Company shall not impose any Black Out Period in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers.

(iii) During any Black Out Period, an Investor shall offer or sell any Registrable Securities pursuant to or in reliance upon any Registration Statement (or the prospectus relating thereto) filed by the Company. Notwithstanding the foregoing, if the public announcement of such material, nonpublic information is made during a Black Out Period, then the Black Out Period shall terminate two business days after such announcement without any further action of the parties and the Company shall immediately notify each Investor of such termination.

12.
MISCELLANEOUS.
a.
A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.
b.
Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received)); or (iii) one (1) business day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Jaguar Health, Inc.
200 Pine Street, Suite 400

San Francisco, California 94104

E-mail: lconte@jaguar.health

Attention: Lisa A. Conte, CEO

With a copy (that shall not constitute notice) to:

Reed Smith LLP
1841 Page Mill Road, Suite 110
Palo Alto, CA 94304
E-mail: DReinke@reedsmith.com
Attention: Donald Reinke, Esq.

If to an Investor, such Investor’s mailing address or email address set forth on the signature pages attached to the Securities Purchase Agreement or at such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email account containing the time, date, recipient email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.
The corporate laws of the State of New York shall govern all issues concerning this Agreement. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.
d.
If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
e.
This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
f.
Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.
g.
The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
h.
This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
i.
Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
j.
The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.
k.
This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
l.
No Piggyback on Registrations. Except for the shares of Common Stock issuable upon exercise of the warrants issued to the Placement Agent in the transactions contemplated by the Purchase Agreement, neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Execution Date.

THE COMPANY:

JAGUAR HEALTH, INC.

By:

Name: Lisa A. Conte

Title: President and Chief Executive Officer

[Jaguar Health, Inc. – Registration Rights Agreement]

[SIGNATURE PAGE OF Buyers TO Jagx RRA]

Name of Buyerr: __________________________

Signature of Authorized Signatory of Buyer: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

[Jaguar Health, Inc. – Registration Rights Agreement]

EXHIBIT A

TO REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

______, 2025

Equiniti Trust Company, LLC

[Address of Transfer Agent]

Re: EFFECTIVENESS OF REGISTRATION STATEMENT

Ladies and Gentlemen:

We are counsel to Jaguar Health, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of [∙], 2025 (the “Purchase Agreement”), entered into by and between the Company and [∙] (the “Buyer”) to sell to the Buyer a 6% convertible promissory note of the Company in the aggregate principal amount of US$[∙] (the “Note”) and a Common Stock Purchase Warrant (the “Warrant”) to acquire up to [∙] shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Warrant.

Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement, of even date with the Purchase Agreement with the Buyer (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Purchase Agreement and the Registration Rights Agreement, on [ ], 2025, the Company filed a Registration Statement (File No. 333-[ ]) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of [________] shares of Common Stock issued and/or to be issuable under the Purchase Agreement (the “Registered Shares”), [and on [ ], 2025, the Company filed a prospectus supplement to the Registration Statement relating to the resale of the Registered Shares].

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ ] [A.M./P.M.] on [ ], 2025 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the Registered Shares are available for resale under the Securities Act pursuant to the Registration Statement and may be issued without any restrictive legend.

Very truly yours,

[Company Counsel]

By:

cc: [∙]